                                                                   EXHIBIT 3.(i)

                                                                    ATTACHMENT I

Form d1 (Rev. 10/76)

                           ARTICLES OF INCORPORATION
                            (SEE INSTRUCTIONS BELOW)

     We, the undersigned natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

     FIRST: The name of the corporation is Vac-Tec Systems, Inc.
                                           -------------------------------------

     SECOND: The period of duration is Perpetual
                                       -----------------------------------------
                                       (a standard number of years,
                                        or the word PERPETUAL)

     THIRD: The purpose or purposes for which the corporation is organized

                Manufacture and sale of vacuum coating equipment
--------------------------------------------------------------------------------

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 50,000 with par value of $1.00 each
                      -----------------------------------

     FIFTH: Cumulative voting of shares of stock is           authorized.
                                                    ---------

     SIXTH: Provisions limiting or denying to shareholders the preemptive right to acquire additional or treasury shares of the corporation are:

     SEVENTH: The address of the initial registered office of the corporation is

                   1898 S. Flatirons Court, Boulder, CO 80303
--------------------------------------------------------------------------------
(Address must include Building Number, Street (or rural route number), Town or
                          City, County and Zip code.)

and the name of its initial registered agent at such address is Ted Van Vorous
                                                                ----------------

     EIGHTH: Address of the place of business:

                      1898 S. Flatirons Court, Boulder, CO
--------------------------------------------------------------------------------
                     (if different from registered office)

     NINTH: The number of directors constituting the initial board of directors of the corporation is three, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are: (At least 3.)

     NAME                                       ADDRESS
----------------                        ----------------------------
Ted Van Vorous                          355 South 41st Street
Mary Van Vorous                         Boulder, CO 80302
David Van Vorous                        (Address above same for all)

     TENTH: The name and address of each incorporator is: (At least 3).

     NAME                                       ADDRESS
----------------                        ----------------------------
Ted Van Vorous                          355 South 41st Street
Mary Van Vorous                         Boulder, CO 80302
David Van Vorous                        (Address above same for all)

                                        /s/ TED VAN VOROUS
STATE OF Colorado)                      ----------------------------------------
                 ) SS.
COUNTY OF Boulder)                      /s/ MARY T. VAN VOROUS
                                        ----------------------------------------

                                        /s/ DAVID VAN VOROUS
                                        ----------------------------------------

     I, Earlene F. Peyton, a notary public, hereby certify that the above named persons personally appeared before me Ted Van Vorous, Mary Van Vorous and David Van Vorous who being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

     In witness whereof I have hereunto set my hand and seal this 27th day of February A.D. 1976.

     My Commission expires September 8, 1979

                                        /s/ EARLENE F. PEYTON
                                        ----------------------------------------
                                                     Notary Public

Submit in duplicate

Note: If this form is used "SUBMIT IN DUPLICATE" the original and carbon copy -- TYPED.

          Shares of stock must have a dollar amount par value or a statement that each share is of "no par value."

ADDRESS means street name and number, city or town, and United States post office zip code designation. In the event that by reason of rural location, or otherwise, a street address, number, town or city shall be used, other appropriate "address" fixing as near as possible the actual physical location may be substituted, but in all such exceptional cases the rural delivery route, the county, and the United States post office zip code designation shall be included.

                             ARTICLES OF AMENDMENT

                                     to the

                           ARTICLES OF INCORPORATION


     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

     FIRST: The name of the corporation in (note 3) Vac-Tec Systems, Inc.

     SECOND: The following amendment was adopted by the shareholders of the corporation on March 22nd, 1979, in the manner prescribed by the Colorado Corporation Act.

     "Be it resolved that Vac-Tec Systems, Inc. Articles of Incorporation are amended to authorize the corporation to issue 20,000 shares of Preferred Class A, Non-Voting Stock at no par."

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 45,000; and the number of shares entitled to vote thereon was 45,000.

     FOURTH: The description and number of outstanding shares of each entitled to vote thereon as a class were as follows:


                                    (Note 1)

             CLASS                                       NUMBER OF SHARES
             -----                                       ----------------
             COMMON                                           45,000

     FIFTH: The number of shares voted for such amendment was 45,000 and the number of shares voted against such amendment was 0.

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                                    (Note 1)

             CLASS                                       NUMBER OF SHARES
             ------                                      -----------------
                                                         For       Against
                                                         ------    -------
             Common                                      45,000    0

     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                    (Note 2)

                                   No Change

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                    (Note 2)

                                   No Change


       [SEAL]                              Vac-Tec Systems, Inc.
                                           -------------------------- (Note 3)
                                       By: /s/ THEODORE VAN VOROUS
                                           --------------------------
                                           (Its             President)
                                                                     )
     STATE OF COLORADO,       )         and /s/ MARY T. VAN VOROUS   ) (Note 4)
                              ) ss         --------------------------)
             County of Boulder)            (Its)            Secretary)
------------

     Before me, Carol Gianos, a Notary Public in and for the said County and State, personally appeared Ted Van Vorous who acknowledged before me that he is
the     President     of   Vac-Tec Systems, Inc.
    ----------------     -------------------------
    (Title of office)    (Name of the corporation)

a Colorado corporation and that he signed the foregoing Articles of Amendment as his free and voluntary act and deed for uses and purposes therein set forth, and that the facts contained therein are true.

     In witness whereof I have hereunto set my hand and seal this 22 day of March A.D. 1979

     My Commission Expires September 13, 1981

               /s/ CAROL GIANOS
               ----------------
                (Notary Public)

NOTES: 1. If inapplicable, insert "None."

       2. If inapplicable, insert "No change."

       3. Exact corporate name of corporation adopting the Articles of Amendment. (If this is a change of name amendment the name before this amendment is filed)

       4. Signatures and titles of officers signing for the corporation.

SUBMIT IN DUPLICATE means original TYPED copy and first carbon copy, or xerox copies both having original signatures & verifications.

                               STATE OF COLORADO

DEPARTMENT OF                        [SEAL]                           PROFIT
    STATE                                                         CERTIFICATE OF
                                                                  INCORPORATION

                            I, MARY ESTILL BUCHANAN,

      Secretary of State of the State of Colorado, hereby certify that pursuant to the provisions of the Colorado Corporation Aol. Articles of Incorporation were delivered to this office, found to conform to law, and filed in this office.

      Accordingly the undersigned, by virtue of the authority vested in me by law, hereby issues this Certificate of Incorporation of

-----------------------------Vac-Tec Systems, Inc.-----------------------------
-------------------------------------------------------------------------------
                            (A COLORADO CORPORATION)

      Dated this Tenth day of March, A.D. 1976


                                                    /s/ MARY ESTILL BUCHANAN
                                                 -------------------------------
                                                              SECRETARY OF STATE

05770                          SECRETARY OF STATE
                              1674 SNOWDEN STREET
                             DENVER COLORADO 81313
                                                                          299893

------------------------------------------------------------------------------------------------------------------------------------
?????                                                                   [ ] CASH        [ ] CHECK       [X] PENDING
                                                                    ----------------------------------------------------------------
Vac-Tec Systems, Inc.                                               ARTICLES OF INCORPORATION OR FOREIGN AUTHORITY                25
------------------------------------------------------------------------------------------------------------------------------------
[ ] DOMESTIC [ ] NONPROFIT       TYPE [ ] MISCELLANEOUS             OLD AGE PENSION FEE                                            2
     [ ] FOREIGN   [X] PROFIT    [ ] PHOTO [ ] CERTIFIED COPY       ----------------------------------------------------------------
                                                                    DOM FRANCHISE TAX OR FGN LICENSE FEE                          10
------------------------------------------------------------------------------------------------------------------------------------
NO. COPIES   CERTIFICATE OF                                         ARTICLES OF AMENDMENT

------------------------------------------------------------------------------------------------------------------------------------
CHARACTER OF DOCUMENT
                                                                    ELECTION TO ACCEPT
ARTICLES OF INCORPORATION                                           ----------------------------------------------------------------
                                                                    INTENT TO DISSOLVE
                                                                    ----------------------------------------------------------------
                                                                    ARTICLES OF DISSOLUTION
                                                                    ----------------------------------------------------------------
                                                                    REINSTATEMENT FEE
                                                                    ----------------------------------------------------------------
                                                                    RESERVATION OF CORPORATE NAME
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
                                                                    ANNUAL REPORT
------------------------------------------------------------------------------------------------------------------------------------
ORDERED/RECEIVED BY
Vacuum Technology Systems                                           ----------------------------------------------------------------
                                                                    TRADE NAME
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS (Street No. or ????)
P.O. Box 3276                                                       ----------------------------------------------------------------
                                                                    TRADE MARK
------------------------------------------------------------------------------------------------------------------------------------
CITY            STATE           ZIP CODE
Boulder,        Colo.           80303                               ----------------------------------------------------------------
                                                                    SEARCHES
------------------------------------------------------------------------------------------------------------------------------------
ATTENTION               DELIVERED BY            PHONE NO.           ADDITIONAL CERTIFICATE
                        [ ] MAIL [ ] PICK-UP                        ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE FILED              DATE ORDERED            DATE COMPLETED      CERTIFIED -- PHOTO COPIES
3/10/76                                         3-22-76             ----------------------------------------------------------------
                                                                    REFUND (Overpayment will be processed & mailed in 16 days)
------------------------------------------------------------------------------------------------------------------------------------
CLERK (Signature)                       STENO (Signature)           DISTRIBUTION:                            TOTAL OF ORDER PAID $37
Herman                                  /s/ [Signature Illegible]   WHITE -- Customer
                                                                    CANARY -- Transaction
                                                                    PINK -- Audit
                                                                    GOLDENROD --
------------------------------------------------------------------------------------------------------------------------------------

                           ARTICLES OF INCORPORATION

     If there is no statutory form for the Articles of Incorporation, a form similar to the following, prepared by the Committee on Corporation Laws of the American Bar Association, may be used:

                           ARTICLES OF INCORPORATION

1.   The name of the corporation is Vac-Tec Systems, Inc.

2.   The period of its duration is perpetual.

3. Its purpose is to transact the Corporation business and all other business not forbidden by law.

4. The corporation shall have authority to issue shares, all without par value.

5. The corporation will not commence business until at least $1,000 has been received as consideration for issuance of shares.

6. The address of its initial registered office is 1898 S. Flatirons Ct., Boulder, Colorado. The name of its initial registered agent at such address is

7. The number of directors constituting the initial board of directors is three. They are:
                    Ted Van Vorous
                    John L. Robbins
                    John R. Kadlersk

8. Every director and officer shall be indemnified against all liabilities, civil and criminal, incurred in relation to his duties, including all reasonable expenses of defense, except to the extent that he shall have been finally adjudged to be liable for negligence or misconduct in the matter out of which the liability arises.

(Date)  May 12, 1976


                                              /s/ THEODORE VAN VOROUS
                                              --------------------------------

                                              /s/ JOHN L. ROBBINS
                                              --------------------------------

                                              /s/ JOHN R. KADLERSK
                                              --------------------------------

                                   RECORDING

        In some States the statute requires the Certificate or Articles of Incorporation to be recorded with some County officer, such as the Recorder of Deeds or the County Clerk. Recording requirements should be checked and the requirements fulfilled.


                                  PUBLICATION

        In some States the statute requires a notice of incorporation to be published. The publication requirements of the state should be checked and the requirements fulfilled.










            (A memorandum of recording and affidavit of publication,
                     if required, should be attached here.)

                            [STATE OF COLORADO SEAL]

                               STATE OF COLORADO
                              DEPARTMENT OF STATE
                                  CERTIFICATE

          I, VICTORIA BUCKLEY, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT

                    ACCORDING TO THE RECORDS OF THIS OFFICE

                       RECYCLING CENTERS OF AMERICA, INC.
                             (COLORADO CORPORATION)


FILE # 19871299893 WAS FILED IN THIS OFFICE ON March 10, 1976 AND HAS COMPLIED WITH THE APPLICABLE PROVISIONS OF THE LAWS OF THE STATE OF COLORADO AND ON THIS DATE IS IN GOOD STANDING AND AUTHORIZED AND COMPETENT TO TRANSACT BUSINESS OR TO CONDUCT ITS AFFAIRS WITHIN THIS STATE.



Dated:  March 26, 1999



                              /s/ VICTORIA BUCKLEY
                         -----------------------------
                               SECRETARY OF STATE

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                             VAC-TEC SYSTEMS, INC.

     Pursuant to the provision of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST:    The name of the corporation is Vac-Tec Systems, Inc.

     SECOND:   The following amendment was adopted by the shareholders of the corporation on February 15, 1998, in the manner prescribed by the Colorado Corporation Code:

     ARTICLE I was deleted and the following ARTICLE I was substituted therefore:

                                  "ARTICLE I"

                              NAME OF CORPORATION

       The name of the corporation is Recycling Centers of America, Inc.

                                             VAC-TEC SYSTEMS, INC.

                                             By /s/ WILBUR L. BRIGGS
                                               --------------------------------
                                                  Wilbur L. Briggs
                                                  President


                                             By /s/ GORDON W. DAVIES
                                               --------------------------------
                                                  Gordon W. Davies
                                                  Secretary

STATE OF OREGON     ) SS
COUNTY OF MULTNOMAH )

     BEFORE ME, Melvin Anderson, a Notary Public in and for said County and State on this 4 day of March, 1999, personally appeared Wilbur L. Briggs, who acknowledged before me that he is the President of VAC-TEC SYSTEMS, INC., a Colorado corporation, and that he executed the foregoing Articles of Amendment as his free and voluntary act and deed for the uses and purposes therein set forth, and that the facts contained therein are true.

     IN WITNESS THEREOF, I have hereunto set my hand and affixed my notarial seal the 4 day of March, 1999.

                                               /s/ MELVIN ANDERSON
                                             ----------------------------------
                                                      Notary Public

My Commission Expires:  Dec. 4, 2000

(Notary's Seal) [SEAL]                             FILED CUSTOMER COPY
                                                    VICTORIA BUCKLEY
                                               COLORADO SECRETARY OF STATE
                                               19991056985
                                               $40.00
                                               SECRETARY OF STATE
                                               03-26-1999    11:42:44
                                               **   Total Page.002  **